Exhibit 32.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Kenneth W. Bean, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Pediatric Prosthetics, Inc. on Form 10-KSB for the annual period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Pediatric Prosthetics, Inc.


                                     By:/s/ Kenneth W. Bean
                                     --------------------------
                                     Kenneth W. Bean
                                     Principal Financial Officer

October 27, 2006

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